This is filed pursuant to 497(e).
File Nos. 33-18647 and 811-05398

ALLIANCE CAPITAL [LOGO] (R)


                    ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                   AllianceBernstein Small Cap Value Portfolio
------------------------------------------------------------------


     Supplement dated November 22, 2002 to the Prospectuses dated May 1, 2002 of Alliance Variable Products Series Fund, Inc. that offer the AllianceBernstein Small Cap Value Portfolio. This Supplement supersedes certain information under the heading "Management of the Portfolios -- Portfolio Managers" in the Prospectuses.

     Joseph G. Paul is replacing Andrew Moloff as the person who is primarily responsible for the day-to-day management of AllianceBernstein Small Cap Value Portfolio. Mr. Paul is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and Chief Investment Officer-Small and Mid Cap Value Equities at ACMC since 2002. He is also Chief Investment Officer of Advanced Value at ACMC since October 2000 and held the same position at Sanford C. Bernstein & Co., Inc. (SCB) since 1999. Prior thereto, he was the Director of Research of Advanced Value at SCB since 1997.



     You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.



00250.0292 #365914